UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

BiomX Inc. (the “Company”) is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K, dated March 14, 2024 and filed with the Securities and Exchange Commission on March 18, 2024, solely for the purpose of providing the financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) in connection with the previously reported acquisition (the “Acquisition”) of Adaptive Phage Therapeutics, Inc., a Delaware corporation (“APT”), pursuant to that certain Agreement and Plan of Merger, by and among the Company, BTX Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, BTX Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and APT.

            Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, the Company has reported results of APT and the Company on a consolidated basis.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of APT as of and for the years ended December 31, 2023 and 2022, together with the report of Ernst & Young LLP, Independent Auditors with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company as of and for the year ended December 31, 2023 and the three months ended March 31, 2024 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(d) Exhibits.

Exhibit	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors
99.1	Audited financial statements of Adaptive Phage Therapeutics, Inc. as of and for the years ended December 31, 2023 and 2022
99.2	Unaudited pro forma condensed combined statements of operations of BiomX Inc. as of and for the year ended December 31, 2023 and the three months ended March 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

May 30, 2024	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer

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